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                                                                   Exhibit 10.14

                       LESSOR'S SUBORDINATION AND CONSENT

                  This Lessor's Subordination and Consent (this "Consent") is made as of May 1, 1996, by TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (successor in interest to Richard J. Kelly, Trustee of Commercial Realty of Burlington) (collectively "Lessor"), and IMPLANT SCIENCES CORPORATION ("Lessee"), to USTRUST, 30 Court Street, Boston, Massachusetts 02108 ("Lender"), with reference to the following Recitals:

                                    RECITALS:
         A. Lessee has previously entered into that certain Lease dated October 2, 1991, as amended by Modification of Lease dated January 26, 1993; and by Second Modification to Lease and Expansion Agreement dated September 29, 1995; and by Lease dated September 29, 1995, by and between Lessor and Lessee (collectively, the "LEASE"), relating to the premises commonly known as and located at 107 Audubon Road, Building One, Wakefield, Massachusetts and more particularly described in the Lease (the "LEASED PREMISES").

         B. Concurrently herewith, Lessee is entering into a Loan Agreement with Lender (the "LOAN AGREEMENT"), pursuant to which Lender will make a loan to be secured, in part, by all equipment, inventory, trade fixtures, and all other tangible and intangible personal property now or hereafter owned by Lessee and located at the Leased Premises (the "COLLATERAL"), which Collateral is more particularly described in Exhibit A attached hereto.

         C. Lessee has requested that Lessor subordinate its rights in and to the Collateral to the liens of Lender and Lessor is willing to subordinate its rights to the Collateral upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing Recitals, Lessor hereby agrees to subordinate its rights in and to the Collateral to the liens of Lender on the Collateral as follows:

              1. Nothing contained in this Consent shall be deemed or construed as affecting any of Lessee's obligations under the Lease including, without limitation, Lessee's obligations regarding surrender of the Leased Premises in good condition and repair at the expiration of the term, Lessee's obligations to remove the Collateral and to repair any damage occasioned thereby.

              2. In the event Lessee defaults in its monetary obligations under the Lease, Lender is not obligated to, but may cure such monetary default within the time provided for Lessee's cure under the Lease.

              3. Either Lessee or Lender will remove the Collateral from the Leased Premises before the expiration of the lease term or within thirty (30) days after the earlier termination thereof in the event of a default. If the Collateral is not removed within thirty (30) days after written notice, then Lessee and Lender waive any rights either may have had to the Collateral, provided, however, if Lender is restrained from exercising its rights, such thirty (30) day period shall be tolled until Lender obtains relief from such restraint.

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              4. Neither Lessee nor Lender shall be allowed to conduct any public or liquidation sale on the Leased Premises or adjacent areas without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, but in no event shall such sale disrupt or interfere with the rights of adjacent property owners or Lessor's actions in securing or protecting the Leased Premises from damage or vandalism, or in remarketing or releasing the Leased Premises. Lender and Lessee hereby agree to indemnify, defend and hold Lessor harmless from any and all cost, claim, damage, expense, liability or loss suffered by Lessor and arising from any such sale (including reasonable attorneys' fees).

              5. Should Lessee default under the Loan Agreement and should Lender desire to exercise its rights to any security interest in the Collateral, Lender will so advise Lessor and will use reasonable care in affecting the prompt removal of the collateral property from the Leased Premises and Lender will be responsible to repair any and all damage occasioned by such removal. Lender and Lessee hereby agree to indemnify, defend and hold Lessor harmless from any and all cost, claim, damage, expense (including reasonable attorneys' fees), liability or loss suffered by Lessor and arising from any and all damage occasioned by such removal or interference with other tenants at the property of which the leased Premises are a part, if any, or adjacent properties.

              IN WITNESS WHEREOF, Lessor has caused its duly authorized representatives to execute this Consent as of the date first written.

LESSOR:                                  TIAA
                                         -------------------------------------
                                         a
                                          -------------------------------------

                                         By: /s/ Illegible Signature
                                           ------------------------------------
                                              Its: Director
                                                  -----------------------------

AGREED AND ACCEPTED AS OF   MAY 1           , 1996  BY:
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LESSEE:                                    Implant Sciences Corp.
                                           ----------------------------------
                                           a
                                           ----------------------------------

                                           By: /s/ A. J. Armini
                                             --------------------------------
                                                Its:    President
                                                      -----------------------

LENDER:                                    USTrust
                                           -----------------------------------
                                           a
                                           -----------------------------------

                                           By: /s/ Illegible Signature
                                              --------------------------------
                                                Its:    Vice President
                                                    --------------------------


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                                    EXHIBIT A

                          Description of the Collateral


         All accounts; accounts receivable; inventory; contract rights; general intangibles; machinery and equipment; goods; chattel paper; fixtures; books, records and information relating to the Collateral and/or the Debtor; instruments; documents of title, documents; securities; trade secrets; computer programs; customer lists; papers relating to the Collateral and/or the Debtor's business; tax refunds; liens; guaranties, rights, and remedies pertaining to any of the foregoing; all whether now owned or in which the Debtor has an interest or hereafter acquires, or in which the Debtor obtains an interest, and the products, proceeds, and accessions of the foregoing. Proceeds includes, without limitation, insurance proceeds and each type of property described above.


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